UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 19, 2006
SanDisk Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number
601 McCarthy Boulevard, Milpitas, California 95035
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 801-1000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets
     As previously reported, on November 22, 2006, pursuant to an Agreement and Plan of Merger (“Merger Agreement”) dated July 30, 2006 by and among SanDisk Corporation, a Delaware corporation (“SanDisk”), Project Desert Ltd., an Israeli corporation and a wholly-owned subsidiary of SanDisk (“Merger Sub”) and msystems Ltd., an Israeli corporation (“msystems”), Merger Sub merged (the “Merger”) with and into msystems, with msystems surviving as a wholly-owned subsidiary of SanDisk.
     Pursuant to the terms of the Merger Agreement, each outstanding ordinary share of msystems was exchanged for 0.76368 of a share of SanDisk common stock (the “Exchange Ratio”). SanDisk issued approximately 29 million shares of common stock to former msystems’ shareholders. Based on the closing price of $47.14 per share of SanDisk’s common stock on the NASDAQ Global Market on November 17, 2006, the last trading day before the closing of the Merger, the aggregate value of the consideration paid to former msystems’ shareholders in connection with the Merger is expected to be approximately $1.4 billion.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired
          The following financial statements of msystems and the related report of its independent registered public accounting firm are incorporated herein by reference to msystems’ Annual Report on Form 20-F for the year ended December 31, 2005, filed with the SEC on July 17, 2006:
•	Consolidated Balance Sheets as of December 31, 2005 and 2004.

•	Consolidated Statements of Income for the Years Ended December 31, 2005, 2004 and 2003.

•	Consolidated Statements of Changes in Shareholders’ Equity for the Years Ended December 31, 2005, 2004 and 2003.

•	Consolidated Statements of Cash Flows for the Years Ended December 31, 2005, 2004 and 2003.

•	Notes to Consolidated Financial Statements.
          The following financial statements of msystems are incorporated herein by reference to msystems’ Report of Foreign Private Issuer on Form 6-K filed with the SEC on November 17, 2006:

•	Consolidated Balance Sheets (unaudited) as of September 30, 2006 and December 31, 2005.

•	Consolidated Statements of Operations (unaudited) for the Nine Months Ended September 30, 2006 and 2005.

•	Consolidated Statements of Cash Flows (unaudited) for the Nine Months Ended September 30, 2006 and 2005.
(d)	Exhibits

Exhibit No.

23.1	Consent of Independent Registered Public Accounting Firm, with respect to msystems Ltd.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 27, 2006

SANDISK CORPORATION

By: Name:	/s/ Judy Bruner Judy Bruner
Title:	Executive Vice President, Administration and
Chief Financial Officer (Principal Financial and
Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm, with respect to msystems Ltd.